Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pinnacle Foods Finance LLC (the “Company”) on Form 10-K for the period ended December 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Steeneck, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 10, 2008

/s/ CRAIG STEENECK

                    Craig Steeneck

                    Executive Vice President and Chief Financial Officer

                    (Principal Financial Officer and Principal Accounting

                    Officer)